UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2004

ARTISAN COMPONENTS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-23649	77-0278185
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification Number)

141 Caspian Court

Sunnyvale, California 94089

(Address of principal executive offices)

(408) 734-5600

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On April 28, 2004, Artisan Components, Inc. issued a press release announcing the approval of a Stock Repurchase Program. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit 99.1	Artisan Components, Inc. Press Release dated April 28, 2004.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Components, Inc.
(Registrant)

Date: April 28, 2004

	By:	/s/ Mark Templeton
Mark Templeton
President and CEO

EXHIBIT INDEX

Exhibit Number
99.1	Artisan Components, Inc. Press Release dated April 28, 2004.